UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

August 31, 2005

Date of Report (date of earliest event reported)

SUN MICROSYSTEMS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	0-15086	94-2805249
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

4150 Network Circle

Santa Clara, CA 95054-1778

(Address of principal executive offices)

(650) 960-1300

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets.

On August 31, 2005, pursuant to an Agreement and Plan of Merger dated June 2, 2005 (the “Merger Agreement”) by and among Sun Microsystems, Inc., a Delaware corporation (“Sun”), Stanford Acquisition Corporation, a Delaware corporation and direct wholly-owned subsidiary of Sun (the “Merger Sub”) and Storage Technology Corporation, a Delaware corporation (“StorageTek”), Merger Sub merged with and into StorageTek (the “Merger”), with StorageTek continuing as the surviving corporation and a wholly-owned subsidiary of Sun (the “Merger”). Pursuant to the Merger Agreement, and as a result of the Merger, each issued and outstanding share of StorageTek common stock (other than shares held by StorageTek, Sun or stockholders who properly perfect appraisal rights under Delaware law) was converted into the right to receive an amount of cash equal to $37, without interest. A copy of the press release dated August 31, 2005 announcing the Merger had been completed is attached as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The financial statements required by Item 9.01(a) of Form 8–K will be filed by amendment within 71 calendar days after the date this report on Form 8–K must be filed.

(b) Pro Forma Financial Information.

The pro forma financial statements required by Item 9.01(b) of Form 8–K will be filed by amendment within 71 calendar days after the date this report on Form 8–K must be filed.

(c) Exhibits.

2.1	Agreement and Plan of Merger dated June 2, 2005 by and among Sun Microsystems, Inc., a Delaware corporation, Stanford Acquisition Corporation, a Delaware corporation and direct wholly-owned subsidiary of Sun, and Storage Technology Corporation, a Delaware corporation.

99.1	Press release dated August 31, 2005 announcing the consummation of the acquisition of Storage Technology Corporation by Sun Microsystems, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUN MICROSYSTEMS, INC.

Date: September 6, 2005	By:	/s/ Michael A. Dillon
Michael A. Dillon
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description
2.1	Agreement and Plan of Merger dated June 2, 2005 by and among Sun Microsystems, Inc., a Delaware corporation, Stanford Acquisition Corporation, a Delaware corporation and direct wholly-owned subsidiary of Sun, and Storage Technology Corporation, a Delaware corporation.

99.1	Press release dated August 31, 2005 announcing the consummation of the acquisition of Storage Technology Corporation by Sun Microsystems, Inc.